This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS Capital Markets North America Inc.
                                  CDC 2004-HE2
                                   All records

-----------------------------------------------------------------------------------------------------------------------------------
                All records
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF
                                                                                MORTGAGE
                                                                    AGGREGATE    POOL BY  WEIGHTED              WEIGHTED
                                                                      CUT-OFF  AGGREGATE   AVERAGE   WEIGHTED    AVERAGE
                                                            NUMBER       DATE    CUT-OFF     GROSS    AVERAGE   ORIGINAL  WEIGHTED
                                                                OF  PRINCIPAL       DATE  INTEREST  REMAINING   COMBINED   AVERAGE
                                              PREPAYMENT  MORTGAGE    BALANCE  PRINCIPAL      RATE       TERM        LTV      FICO
                  PRODUCT                   PENALTY TERM     LOANS         ($)   BALANCE        (%)   (MONTHS)        (%)    SCORE
-----------------------------------------------------------------------------------------------------------------------------------
           ARM - 2 Year/6 Month                        0       330 53,526,490      10.10     7.733        357      81.87       603
                                            ---------------------------------------------------------------------------------------
                                                       6         4    840,413       0.16     7.020        355      71.13       584
                                            ---------------------------------------------------------------------------------------
                                                      12        74 17,350,124       3.27     7.501        357      80.08       606
                                            ---------------------------------------------------------------------------------------
                                                      24     1,640 275,091,454     51.88     7.534        357      80.93       605
                                            ---------------------------------------------------------------------------------------
                                                      36        86 11,057,811       2.09     7.514        356      81.16       602
                                            ---------------------------------------------------------------------------------------
                                                      60         2    145,254       0.03     7.870        355      89.72       662
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                     2,136 358,011,546     67.52     7.561        357      81.02       605
-----------------------------------------------------------------------------------------------------------------------------------
           ARM - 3 Year/6 Month                        0        68 12,871,346       2.43     7.544        356      79.09       609
                                            ---------------------------------------------------------------------------------------
                                                       6         1    174,756       0.03     7.500        351      80.00       600
                                            ---------------------------------------------------------------------------------------
                                                      12         3    475,499       0.09     7.287        355      85.62       673
                                            ---------------------------------------------------------------------------------------
                                                      24         7  1,435,034       0.27     7.477        356      74.73       633
                                            ---------------------------------------------------------------------------------------
                                                      36       140 25,737,149       4.85     7.031        356      80.21       626
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                       219 40,693,784       7.67     7.214        356      79.72       621
-----------------------------------------------------------------------------------------------------------------------------------
           ARM - 5 Year/6 Month                        0         4    574,279       0.11     8.339        356      83.49       619
                                            ---------------------------------------------------------------------------------------
                                                       6         1    522,714       0.10     6.750        355      76.09       661
                                            ---------------------------------------------------------------------------------------
                                                      24         1    304,004       0.06     7.490        356      77.00       640
                                            ---------------------------------------------------------------------------------------
                                                      36        12  2,404,285       0.45     6.811        357      84.26       658
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                        18  3,805,283       0.72     7.088        356      82.44       651
-----------------------------------------------------------------------------------------------------------------------------------
               ARM - 6 Month                          24         1    236,533       0.04     7.750        359      90.00       601
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                         1    236,533       0.04     7.750        359      90.00       601
-----------------------------------------------------------------------------------------------------------------------------------
           Fixed Balloon - 15/30                       0        25  1,279,766       0.24     9.979        176      96.62       654
                                            ---------------------------------------------------------------------------------------
                                                      12         9    500,253       0.09    11.041        176      93.63       665
                                            ---------------------------------------------------------------------------------------
                                                      24        73  3,218,949       0.61    11.014        177      99.07       670
                                            ---------------------------------------------------------------------------------------
                                                      36        84  3,662,823       0.69    10.403        177      97.57       661
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                       191  8,661,792       1.63    10.604        177      97.76       663
-----------------------------------------------------------------------------------------------------------------------------------
              Fixed - 10 Year                          0         1     42,753       0.01     9.050        118      90.00       732
                                            ---------------------------------------------------------------------------------------
                                                      12         1     73,022       0.01     8.900        115      25.42       644
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                         2    115,775       0.02     8.955        116      49.27       676
-----------------------------------------------------------------------------------------------------------------------------------
              Fixed - 15 Year                          0         7    413,891       0.08     9.087        176      78.80       646
                                            ---------------------------------------------------------------------------------------
                                                      24         6    292,574       0.06     8.716        176      67.46       659
                                            ---------------------------------------------------------------------------------------
                                                      36        39  4,153,268       0.78     7.266        177      75.61       611
                                            ---------------------------------------------------------------------------------------
                                                      60         2    109,545       0.02     8.928        178      57.22       589
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                        54  4,969,278       0.94     7.540        177      74.99       616
-----------------------------------------------------------------------------------------------------------------------------------
              Fixed - 20 Year                          0         8    604,737       0.11     9.495        236      92.04       631
                                            ---------------------------------------------------------------------------------------
                                                      12         4    535,882       0.10     7.233        238      64.79       616
                                            ---------------------------------------------------------------------------------------
                                                      24        12    670,426       0.13     9.729        237      90.85       658
                                            ---------------------------------------------------------------------------------------
                                                      36        36  2,368,752       0.45     8.763        237      85.75       638
                                            ---------------------------------------------------------------------------------------
                                                      60         3    185,263       0.03     7.394        233      67.84       623
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                        63  4,365,059       0.82     8.767        237      84.07       637
-----------------------------------------------------------------------------------------------------------------------------------
              Fixed - 25 Year                         36         2    125,830       0.02    10.218        298      75.00       540
                                            ---------------------------------------------------------------------------------------
                                                      60         1     39,970       0.01     9.980        299      80.00       558
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                         3    165,799       0.03    10.160        298      76.21       544
-----------------------------------------------------------------------------------------------------------------------------------
              Fixed - 30 Year                          0        79  8,281,739       1.56     7.901        355      82.22       627
                                            ---------------------------------------------------------------------------------------
                                                      12        33  7,562,209       1.43     6.863        357      78.31       669
                                            ---------------------------------------------------------------------------------------
                                                      24        41  3,541,614       0.67     8.970        356      88.06       653
                                            ---------------------------------------------------------------------------------------
                                                      36       343 60,301,266      11.37     6.949        357      77.00       635
                                            ---------------------------------------------------------------------------------------
                                                      60        19  2,506,346       0.47     7.396        354      83.49       627
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                       515 82,193,174      15.50     7.138        357      78.32       638
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only - ARM - 2 Year/6 Month LIBOR             0         3    935,478       0.18     6.802        358      84.23       656
                                            ---------------------------------------------------------------------------------------
                                                      12         5  1,665,770       0.31     7.336        357      80.69       671
                                            ---------------------------------------------------------------------------------------
                                                      24        68 16,911,509       3.19     6.900        357      83.75       668
                                            ---------------------------------------------------------------------------------------
                                                      36         3    879,076       0.17     6.793        357      74.95       622
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                        79 20,391,833       3.85     6.927        357      83.14       666
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only - ARM - 3 Year/6 Month LIBOR             0         2    347,500       0.07     7.841        358     100.00       715
                                            ---------------------------------------------------------------------------------------
                                                      12         2    864,000       0.16     6.805        358      77.88       682
                                            ---------------------------------------------------------------------------------------
                                                      24         3    563,825       0.11     6.295        358      78.02       739
                                            ---------------------------------------------------------------------------------------
                                                      36        17  4,692,826       0.89     6.920        357      85.11       663
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                        24  6,468,151       1.22     6.900        357      84.32       675
-----------------------------------------------------------------------------------------------------------------------------------
      Interest Only - Fixed - 30 Year                 36         1    146,320       0.03     8.450        356     100.00       663
-----------------------------------------------------------------------------------------------------------------------------------
                  Total:                                         1    146,320       0.03     8.450        356     100.00       663
-----------------------------------------------------------------------------------------------------------------------------------
               Grand Total:                                3,306   530,224,328    100.00     7.494        351      80.87       616
-----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.